Exhibit 99.2

Case 22-11292-JKSDoc 415Filed 03/01/23Page 1 of 21 UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re.Clovis Oncology Ireland Limited § Case No. 22-11294 § § Lead Case No. 22-11292 Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 01/31/2023 Petition Date: 12/11/2022 Months Pending: 2 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 1 Debtor’s Full-Time Employees (as of date of order for relief): 1 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Andrew S. Mordkoff Andrew S. Mordkoff Signature of Responsible Party Printed Name of Responsible Party 03/01/2023 Date 787 Seventh Avenue, New York, New York 10019-6099 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. §1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

Case 22-11292-JKS Doc 415 Filed 03/01/23 Page 2 of 21

Debtor's Name Clovis Oncology Ireland Limited | Case No. 22-11294

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$621,957	
b. Total receipts (net of transfers between accounts)	$3,033,469	$2,537,793
c. Total disbursements (net of transfers between accounts)	$48,118	$71,871
d. Cash balance end of month (a+b-c)	$3,607,308	
e. Disbursements made by third party for the benefit of the estate	$0	$0
f. Total disbursements for quarterly fee calculation (c+e)	$48,118	$71,871

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$6,950
b. Accounts receivable over 90 days outstanding (net of allowance)	$0
c. Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$11,641,596
d Total current assets	$22,711,010
e. Total assets	$22,743,969
f. Postpetition payables (excluding taxes)	$18,892,820
g. Postpetition payables past due (excluding taxes)	$0
h. Postpetition taxes payable	$0
i. Postpetition taxes past due	$0
j. Total postpetition debt (f+h)	$18,892,820
k. Prepetition secured debt	$0
l. Prepetition priority debt	$0
m. Prepetition unsecured debt	$88,012
n. Total liabilities (debt) (j+k+l+m)	$18,980,832
o. Ending equity/net worth (e-n)	$3,763,137

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$3,083,252	
b. Cost of goods sold (inclusive of depreciation, if applicable)	$1,722,741	
c. Gross profit (a-b)	$1,360,511	
d. Selling expenses	$0	
e. General and administrative expenses	$38,992	
f. Other expenses	$-74,199	
g. Depreciation and/or amortization (not included in 4b)	$0	
h. Interest	$0	
i. Taxes (local, state, and federal)	$0	
j. Reorganization items	$0	
k. Profit (loss)	$1,395,718	$2,106,513

UST Form 11-MOR (12/01/2021) 2

Case 22-11292-JKS Doc 415 Filed 03/01/23 Page 3 of 21

Debtor's Name Clovis Oncology Ireland Limited Case No. 22-11294

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
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UST Form 11-MOR (12/01/2021) 3

Case 22-11292-JKS Doc 415 Filed 03/01/23 Page 4 of 21

Debtor's Name Clovis Oncology Ireland Limited Case No. 22-11294

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UST Form 11-MOR (12/01/2021) 4

Case 22-11292-JKSDoc 415Filed 03/01/23Page 5 of 21 Debtor’s Name Clovis Oncology Ireland Limited Case No. 22-11294 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy)Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) 5

Case 22-11292-JKS Doc 415 Filed 03/01/23 Page 6 of 21

Debtor's Name Clovis Oncology Ireland Limited Case No. 22-11294

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UST Form 11-MOR (12/01/2021) 6

Case 22-11292-JKS Doc 415 Filed 03/01/23 Page 7 of 21

Debtor's Name Clovis Oncology Ireland Limited Case No. 22-11294

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UST Form 11-MOR (12/01/2021) 7

Case 22-11292-JKS Doc 415 Filed 03/01/23 Page 8 of 21

Debtor's Name Clovis Oncology Ireland Limited Case No. 22-11294

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ◉ No ○

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ○ No ◉

c. Were any payments made to or on behalf of insiders? — Yes ◉ No ○

d. Are you current on postpetition tax return filings? — Yes ◉ No ○

e. Are you current on postpetition estimated tax payments? — Yes ◉ No ○

f. Were all trust fund taxes remitted on a current basis? — Yes ◉ No ○

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ○ No ◉

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ◉ No ○ N/A ○

i. Do you have:
- Worker's compensation insurance? — Yes ◉ No ○
  - If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)
- Casualty/property insurance? — Yes ◉ No ○
  - If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)
- General liability insurance? — Yes ◉ No ○
  - If yes, are your premiums current? — Yes ◉ No ○ N/A ○ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ○ No ◉

k. Has a disclosure statement been filed with the court? — Yes ○ No ◉

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ◉ No ○

UST Form 11-MOR (12/01/2021) 8

Case 22-11292-JKS Doc 415 Filed 03/01/23 Page 9 of 21

Debtor's Name Clovis Oncology Ireland Limited Case No. 22-11294

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ●
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ●

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Daniel W. Muehl	Daniel W. Muehl
Signature of Responsible Party	Printed Name of Responsible Party
Executive Vice President and Chief Financial Officer	03/01/2023
Title	Date

UST Form 11-MOR (12/01/2021) 9

Case 22-11292-JKS Doc 415 Filed 03/01/23 Page 10 of 21

Debtor's Name Clovis Oncology Ireland Limited Case No. 22-11294

PageOnePartOne

PageOnePartTwo

PageTwoPartOne

PageTwoPartTwo

UST Form 11-MOR (12/01/2021) 10

Case 22-11292-JKSDoc 415Filed 03/01/23Page 11 of 21 Debtor’s Name Clovis Oncology Ireland Limited Case No. 22-11294 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 11

Case 22-11292-JKSDoc 415Filed 03/01/23Page 12 of 21 Debtor’s Name Clovis Oncology Ireland Limited Case No. 22-11294 PageThree PageFour UST Form 11-MOR (12/01/2021) 12

Case 22-11292-JKS Doc 415 Filed 03/01/23 Page 13 of 21

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS)
Schedule of Cash Receipts and Disbursements Reporting Period: Jan 01 - Jan 31, 2023

Debtor		Third-Party Cash Disbursements
Clovis Oncology, Inc.	$	4,030,628
Clovis Oncology UK Limited	$	1,129,660
Clovis Oncology Ireland Limited	$	48,118
Total	**$**	**5,208,407**

Debtor		Third-Party Cash Receipts
Clovis Oncology, Inc.	$	27,106,298
Clovis Oncology UK Limited	$	3,594,866
Clovis Oncology Ireland Limited	$	7,004
Total	**$**	**30,708,168**

AlixPartners General

Case 22-11292-JKS Doc 415 Filed 03/01/23 Page 14 of 21

In re: Clovis Oncology, Inc.
Bank Account Information

Lead Case No: 22-11292 (JKS)
Reporting Period: Jan 01 - Jan 31, 2023

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End (USD)
Clovis Oncology, Inc.	JP Morgan	9101	Lockbox Account	5,017,748
Clovis Oncology, Inc.	JP Morgan	8623	Operating Account	40,246,039
Clovis Oncology, Inc.	JP Morgan	9601	Operating Account	139
Clovis Oncology, Inc.	JP Morgan	9602	Operating Account	2,041
Clovis Oncology, Inc.	JP Morgan	3424	Operating Account	634
Clovis Oncology, Inc.	JP Morgan	8157	Investment Account	6,703,850
Clovis Oncology, Inc.	JP Morgan	2038	Investment Account	100,000
Clovis Oncology, Inc.	JP Morgan	1915	Professional Fees Account	9,601,351
Clovis Oncology, Inc.	JP Morgan	7602	Utilitiy Deposits Account	10,800
Clovis Oncology UK Limited	JP Morgan	4225	Lockbox Account	3,036,074
Clovis Oncology UK Limited	JP Morgan	2330	Operating Account	7,453,909
Clovis Oncology Ireland Limited	JP Morgan	0565	Lockbox Account	3,097,422
Clovis Oncology Ireland Limited	JP Morgan	1185	Operating Account	509,887
Sub Total - Bank Accounts				**75,779,894**
Total				**75,779,894**

AlixPartners General

Case 22-11292-JKSDoc 415Filed 03/01/23Page 15 of 21 In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Unaudited Balance Sheet as of January 31, 2023 Reporting Period: Jan 01—Jan 31, 2023 Clovis Oncology UK Clovis Oncology Ireland USD Actuals Clovis Oncology, Inc. Limited Limited 01_Grupo 02_AeroMexico 03_Connect Assets Current Assets: Cash and Cash Equivalents 61,682,602 10,489,983 3,607,309 Trade Accounts Receivable, Net 7,783,597 6,255,087 6,950 Interco Receivables 22,116,940 343 7,411,551 Pre-Petition—Inter Company Debtor Receivables Inventories 95,960,202—11,641,596 Prepayments and Deposits 15,012,867 52,573 8,004 Other Assets—Current (222) 2,029,485 35,600 IC Investment in Subsidiaries 2 229,143— Total Current Assets 202,555,987 19,056,614 22,711,010 Non-Current Assets: Property, Plant and Equipment, Net 161,597 132,770 -Goodwill 63,074,218 —Other Intangible Assets, Net 54,552,685 —Other Assets—Non-current 11,413,502 209,685 32,959 Total Non-Current Assets 129,202,002 342,455 32,959 Total Assets 331,757,988 19,399,069 22,743,969 Liabilities Current Liabilities: DIP Financing 45,000,000 —Trade Accounts Payable, Net 2,523,492 1,840,472 48,380 Interco Payables (413,194) 1,854,143 18,435,687 Misc. Liabilities & Accrued Expenses 17,268,940 4,445,549 97,884 Accrued Taxes (Income, Payroll, etc.) (17,455) 1,964,994 280,139 Lease Liability—Short-term 77,079 187,993 17,227 Other Notes Payable—Current —— Total Current Liabilities 64,438,863 10,293,151 18,879,317 Non-Current Liabilities Lease Liability—Long-term — 13,502 Total Non-Current Liabilities — 13,502 Liabilities Subject to Compromise 846,445,267 8,154,616 88,012 Total Liabilities 910,884,130 18,447,767 18,980,832 Equity Common Stock 145,072 2 141 Additional Paid in Capital 2,691,517,355 —Accumulated Other Comprehensive Loss (41,905,090) (435,946) 112,979 Accumulated Deficit (3,228,883,478) 1,387,246 3,650,017 Total Equity (579,126,141) 951,301 3,763,137 Total Liabilities and Equity 331,757,988 19,399,069 22,743,969 Notes: 1) The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary, unaudited, and subject to change. AlixPartners General

Case 22-11292-JKS Doc 415 Filed 03/01/23 Page 16 of 21

In re: Clovis Oncology, Inc. | Lead Case No: 22-11292 (JKS)
Unaudited Statement of Operations for the month of January 2023 | Reporting Period: Jan 01 - Jan 31, 2023

USD Actuals	Clovis Oncology, Inc.	Clovis Oncology UK Limited	Clovis Oncology Ireland Limited
Total Revenue	**6,234,916**	**1,094,076**	**3,083,252**
Operating Expenses:			
Cost of Goods Sold	726,677	1,013,180	1,722,741
Royalty Expense	1,440,969	-	-
Research and Development	1,104,161	-	-
General and Administrative	1,672,385	1,750,455	38,992
Selling Expenses	192,764	38,308	-
Operating Taxes	25,168	19,823	-
Other Operating Expenses	-	-	-
Total Operating Expenses	**5,162,124**	**2,821,767**	**1,761,733**
Total Operating Profit (Loss)	**1,072,793**	**(1,727,691)**	**1,321,519**
Other Income and Expenses:			
Interest Income	22,318	-	-
Gain/Loss from Sale of Assets	(310,673)	-	-
Interest Expense	-	-	-
Foreign Currency Translation Adjustments	(129,690)	22,020	(74,199)
Gain/Loss on Available-For-Sale Securities	-	-	-
Reorganization Costs	9,455,680	-	-
Income Tax Expense	-	-	-
Net Other Income	**(9,614,346)**	**(22,020)**	**74,199**
Net Income	**(8,541,553)**	**(1,749,711)**	**1,395,718**

Notes:

1) The activity reported above represents the full month of January.

2) The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary and unaudited. The financial position and results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and as a result, may not reflect the consolidated financial position and results of operations of the Debtors in the future.

AlixPartners General

Case 22-11292-JKS Doc 415 Filed 03/01/23 Page 17 of 21

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS)
Accounts Receivable Reconciliation and Aging Reporting Period: Jan 01 - Jan 31, 2023

Clovis Oncology, Inc.

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Trade Accounts Receivable	7,853,470	390,825	-	-	8,244,295
Less: Prompt Pay Discounts & Returns	(442,526)	(7,817)	-	-	(450,342)
Less: Allowance for Bad Debts	(8,441)	(1,915)	-	-	(10,356)
Net Accounts Receivable	**7,402,504**	**381,093**	-	-	**7,783,597**

Clovis Oncology UK Limited

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Trade Accounts Receivable	6,273,909	-	-	-	6,273,909
Less: Allowance for Bad Debts	(18,822)	-	-	-	(18,822)
Net Accounts Receivable	**6,255,087**	-	-	-	**6,255,087**

Clovis Oncology Ireland Limited

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Trade Accounts Receivable	2,335	4,669	-	-	7,004
Less: Allowance for Bad Debts	(7)	(47)	-	-	(54)
Net Accounts Receivable	**2,328**	**4,623**	-	-	**6,950**

AlixPartners General

Case 22-11292-JKS Doc 415 Filed 03/01/23 Page 18 of 21

In re: Clovis Oncology, Inc.
Post-Petition Accounts Payable Aging

Lead Case No: 22-11292 (JKS)
Reporting Period: Jan 01 - Jan 31, 2023

Debtor	Total	Current	0-30 Days	31-60 Days	61-90 Days	91+ Days
Clovis Oncology, Inc.	3,468,399	1,687,415	1,540,656	52,431	187,897	-
Clovis Oncology UK Limited	1,840,520	1,825,241	15,279	-	-	-
Clovis Oncology Ireland Limited	48,380	48,380	-	-	-	-
Net Accounts Payable	**5,357,299**	**3,561,036**	**1,555,935**	**52,431**	**187,897**	**-**

Notes:

1) While the Debtors' AP Aging Report shows that the Debtors are past due on certain postpetition amounts owed, certain of these payments are not actually owed pursuant to various provisions of the bankruptcy code, and the Debtors do not believe that once they finish reconciling their invoices, books and records, this will be the case.

AlixPartners General

Case 22-11292-JKS Doc 415 Filed 03/01/23 Page 19 of 21

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS)
Schedule of Capital Assets Reporting Period: Jan 01 - Jan 31, 2023

USD Actuals	Clovis Oncology, Inc.	Clovis Oncology UK Limited	Clovis Oncology Ireland Limited
Net Book Value			
Computer Equipment	149,306	126,118	-
Furniture and Fixtures	-	5,193	-
Lab Equipment	-	-	-
Leasehold Improvements	-	-	-
Licensed Software	-	-	-
Manufacturing Equipment	5,347	-	-
Office Equipment	-	1,459	-
Trade Booth	-	-	-
Net Book Value	**154,652**	**132,770**	-

AlixPartners General

Case 22-11292-JKS Doc 415 Filed 03/01/23 Page 20 of 21

In re: Clovis Oncology, Inc.
Schedule of Payments to Insiders

Lead Case No: 22-11292 (JKS)
Reporting Period: Jan 01 - Jan 31, 2023

USD Actuals	Clovis Oncology, Inc.	Clovis Oncology UK Limited	Clovis Oncology Ireland Limited
Payments to Insiders	347,460	-	-

The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding payments to insiders during the period of December 11 through December 31, 2022. With respect to insiders, all cash payments made were on account of ordinary course salaries and authorized travel and expense reimbursements. No non-cash transfers were made during this reporting period.

/s/ Daniel W. Muehl	03/01/2023
Signature of Authorized Individual	**Date**
Daniel W. Muehl	Executive Vice President and Chief Financial Officer
Printed Name of Authorized Individual	**Title of Authorized Individual**

Notes:
1) The insiders included herein are consistent with those as defined by the Bankruptcy Code and as included in the Debtors' Statements of Financial Affairs. The amount listed Includes all compensation-related expenses paid by the Debtors, including salary, retirement plan contributions, health and other insurance benefits, and expense reimbursements.

AlixPartners General

Case 22-11292-JKSDoc 415Filed 03/01/23Page 21 of 21 In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Status of Post-Petition Taxes Reporting Period: Jan 01—Jan 31, 2023 The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes. All postpetition taxes for the debtors, which are not subject to dispute or reconciliation are current; provided, however, the Debtors continue to actively reconcile other amounts owed to various taxing and governmental authorities, which may subsequently be subject to dispute. /s/ Daniel W. Muehl 03/01/2023 Signature of Authorized Individual Date Daniel W. Muehl Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual AlixPartners General